SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2001
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


 New York                             0-25812                   16-1353600
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(State or other jurisdiction        (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)


  44983 Knoll Square, Ashburn, Virginia                             20147
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)


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Item 5.       Other Events

         On March 13, 2001, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits

                       Exhibit 99.1        Press release dated March 13, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 13, 2001              PSINET INC.


                                     By:  /s/ William L. Schrader
                                              --------------------------
                                              William L. Schrader
                                              Chairman and
                                              Chief Executive Officer


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                                  EXHIBIT INDEX

  Exhibit
   Number         Exhibit Name                                 Location
   ------         ------------                                 --------
    99.1          Press release dated March 13, 2001        Filed herewith